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                                                                    Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the annual report of Stereotaxis, Inc. (the "Company") on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bevil J. Hogg, Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) and
Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   March 13, 2007                 /s/ BEVIL J. HOGG
                                       -----------------------
                                       Bevil J. Hogg
                                       Chief Executive Officer
                                       Stereotaxis, Inc.